TRUST FOR GOVERNMENT CASH RESERVES
PROSPECTUS


The shares of Trust for Government Cash Reserves (the "Trust") offered by this prospectus represent interests in an open-end, management investment company (a mutual fund). The Trust invests in short-term U.S. government securities to achieve high current income consistent with stability of principal and liquidity.


THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. THE TRUST ATTEMPTS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE; THERE CAN BE NO ASSURANCE THAT THE TRUST WILL BE ABLE TO DO SO.

This prospectus contains the information you should read and know before you invest in the Trust. Keep this prospectus for future reference.


The Trust has also filed a Statement of Additional Information dated January 31, 1997, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information, or make inquiries about the Trust, contact the Trust at the address listed in the back of this prospectus. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Trust is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Prospectus dated January 31, 1997

TABLE OF CONTENTS
--------------------------------------------------------------------------------

SUMMARY OF TRUST EXPENSES                                                      1
------------------------------------------------------

FINANCIAL HIGHLIGHTS                                                           2
------------------------------------------------------

GENERAL INFORMATION                                                            3
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INVESTMENT INFORMATION                                                         3
------------------------------------------------------

  Investment Objective                                                         3
  Investment Policies                                                          3
  Investment Limitations                                                       4

TRUST INFORMATION                                                              5
------------------------------------------------------

  Management of the Trust                                                      5
  Distribution of Shares                                                       6
  Administration of the Trust                                                  6


NET ASSET VALUE                                                                7

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HOW TO PURCHASE SHARES                                                         7
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HOW TO REDEEM SHARES                                                           8
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ACCOUNT AND SHARE INFORMATION                                                  9
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TAX INFORMATION                                                               10
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  Federal Income Tax                                                          10
  State and Local Taxes                                                       10

PERFORMANCE INFORMATION                                                       10
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FINANCIAL STATEMENTS                                                          11
------------------------------------------------------

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS 17
------------------------------------------------------

ADDRESSES                                                                     18
------------------------------------------------------


SUMMARY OF TRUST EXPENSES
--------------------------------------------------------------------------------

                               SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price).................................................     None
Maximum Sales Charge Imposed on Reinvested Dividends
  (as a percentage of offering price).................................................     None
Contingent Deferred Sales Charge (as a percentage of original
  purchase price or redemption proceeds, as applicable)...............................     None
Redemption Fee (as a percentage of amount redeemed, if applicable)....................     None
Exchange Fee..........................................................................     None

                                ANNUAL TRUST OPERATING EXPENSES
                            (As a percentage of average net assets)
Management Fee (after waiver)(1)......................................................   0.28%
12b-1 Fee.............................................................................     None
Total Other Expenses..................................................................    0.18%
       Shareholder Services Fee (after waiver)(2)............................    0.05%
Total Operating Expenses(3)...........................................................    0.46%


(1) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.40%.

(2) The shareholder services fee has been reduced to reflect the voluntary waiver of a portion of the shareholders services fee. The shareholder service provider can terminate this voluntary waiver at any time at its sole discretion. The maximum shareholder services fee is 0.25%.

(3) The total operating expenses were 0.78% absent the voluntary waivers of portions of the management fee and the shareholder services fee.


     The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of the Trust will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see " Trust Information." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

EXAMPLE                                                    1 year    3 years    5 years    10 years
                                                           ------    -------    -------    --------
You would pay the following expenses on a $1,000 invest-
  ment, assuming (1) 5% annual return and (2) redemption
  at the end of each time period........................     $5        $15        $26        $ 58


     THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


TRUST FOR GOVERNMENT CASH RESERVES
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants on page 17.

                                                             YEAR ENDED NOVEMBER 30,
                        --------------------------------------------------------------------------------------------------
                         1996         1995         1994         1993         1992         1991         1990        1989(A)
                        ------       ------       ------       ------       ------       ------       ------       -------
NET ASSET VALUE,
BEGINNING OF PERIOD      $1.00        $1.00        $1.00        $1.00        $1.00        $1.00        $1.00        $1.00
---------------------
INCOME FROM
INVESTMENT OPERATIONS
---------------------
  Net investment
  income                  0.05         0.05         0.04         0.03         0.04         0.06         0.08         0.06
---------------------     ----         ----         ----         ----         ----         ----         ----        -----
LESS DISTRIBUTIONS
---------------------
  Distributions from
  net investment
  income                 (0.05)       (0.05)       (0.04)       (0.03)       (0.04)       (0.06)       (0.08)       (0.06)
---------------------     ----         ----         ----         ----         ----         ----         ----        -----
NET ASSET VALUE,
END OF PERIOD            $1.00        $1.00        $1.00        $1.00        $1.00        $1.00        $1.00        $1.00
---------------------     ----         ----         ----         ----         ----         ----         ----        -----
TOTAL RETURN(B)           5.08%        5.60%        3.74%        2.87%        3.58%        5.95%        7.94%        5.93%
---------------------
RATIOS TO AVERAGE NET
ASSETS
---------------------
  Expenses                0.46%        0.45%        0.45%        0.45%        0.47%        0.47%        0.45%        0.43% *
---------------------
  Net investment
  income                  4.99%        5.45%        3.68%        2.83%        3.54%        5.76%        7.65%        8.34% *
---------------------
  Expense waiver/
  reimbursement(c)        0.32%        0.32%        0.10%        0.03%        0.02%        0.02%        0.08%        0.19% *
---------------------
SUPPLEMENTAL DATA
---------------------
  Net assets, end of
  period (000
  omitted)              $599,550     $739,553     $978,691     $1,060,355   $1,145,009   $1,251,692   $880,997     $331,860
---------------------


 * Computed on an annualized basis.

(a) Reflects operations for the period from March 30, 1989 (date of initial public investment) to November 30, 1989. For the period from start of business, March 20, 1989, to March 29, 1989, the net investment income was distributed to the Trust's adviser.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


GENERAL INFORMATION
--------------------------------------------------------------------------------


The Trust was established as a Massachusetts business trust under a Declaration of Trust dated January 26, 1989. The Trust is designed for institutional investors, such as banks, fiduciaries, custodians of public funds, and similar institutional investors, such as corporations, unions, hospitals, insurance companies, and municipalities as a convenient means of accumulating an interest in a professionally managed portfolio investing only in short-term U.S. government securities. A minimum initial investment of $25,000 over a 90-day period is required.


The Trust attempts to stabilize the value of a share at $1.00. Shares are currently sold and redeemed at that price.

INVESTMENT INFORMATION
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE


The investment objective of the Trust is high current income consistent with stability of principal and liquidity. This investment objective cannot be changed without shareholder approval. While there is no assurance that the Trust will achieve its investment objective, it endeavors to do so by complying with the diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940 which regulates money market mutual funds and by following the investment policies described in this prospectus.


INVESTMENT POLICIES

The Trust pursues its investment objective by investing only in a portfolio of U.S. government securities maturing in 13 months or less. The average maturity of the securities in the Trust's portfolio, computed on a dollar-weighted basis, will be 90 days or less. Unless indicated otherwise, the investment policies may be changed by the Board of Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

The Trust will limit its investments to investments which, if owned directly, pay interest exempt from state personal income tax. Therefore, dividends paid by the Trust may be exempt from state personal income tax.

ACCEPTABLE INVESTMENTS. The Trust invests only in U.S. government securities. These instruments are either issued or guaranteed by the U.S. government, its agencies, or instrumentalities. These securities include, but are not limited to:


     - direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds;



     - notes, bonds, and discount notes issued or guaranteed by U.S. government agencies and instrumentalities supported by the full faith and credit of the United States;



     - notes, bonds, and discount notes of U.S. government agencies or instrumentalities which receive or have access to federal funding; and



     - notes, bonds, and discount notes of other U.S. government instrumentalities supported only by the credit of the instrumentalities.




Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. government are backed by the full faith and credit of the U.S. Treasury. No assurances can be given that the U.S. government will provide financial support to other agencies or instrumentalities, since it is not obligated to do so. These instrumentalities are supported by:


     - the issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury;

     - discretionary authority of the U.S. government to purchase certain obligations of an agency or instrumentality; or

     - the credit of the agency or instrumentality.

     AGENCY MASTER DEMAND NOTES. The Trust may enter into master demand notes with various federal agencies and instrumentalities. Under a master demand note, the Trust has the right to increase or decrease the amount of the note on a daily basis within specified maximum and minimum amounts. Master demand notes also normally provide for full or partial repayment upon seven or more days notice by either the Trust or the borrower and bear interest at a variable rate. The Trust relies on master demand notes, in part, to provide daily liquidity. To the extent that the Trust cannot obtain liquidity through master demand notes, it may be required to maintain a larger cash position, invest more assets in securities with current maturities or dispose of assets at a gain or loss to maintain sufficient liquidity.


WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Trust may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Trust purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Trust to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.


The Trust may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Trust may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Trust may realize short-term profits or losses upon the sale of such commitments.

INVESTMENT LIMITATIONS

The Trust will not borrow money or pledge securities except, under certain circumstances, the Trust may borrow up to one-third of the value of its total assets and pledge up to 10% of the value of its total assets to secure such borrowings.

The above investment limitations cannot be changed without shareholder approval. The following limitation, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in this limitation becomes effective.

The Trust will not invest more than 10% of its net assets in illiquid securities.


TRUST INFORMATION
--------------------------------------------------------------------------------

MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES. The Trust is managed by a Board of Trustees. The Trustees are responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. An Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.

INVESTMENT ADVISER. Investment decisions for the Trust are made by Federated Research, the Trust's investment adviser, subject to direction by the Trustees. The adviser continually conducts investment research and supervision for the Trust and is responsible for the purchase and sale of portfolio instruments.


     ADVISORY FEES. The adviser receives an annual investment advisory fee equal to .40% of the Trust's average daily net assets. The adviser may voluntarily choose to waive a portion of its fee or reimburse other expenses of the Trust, but reserves the right to terminate such waiver or reimbursement at any time at its sole discretion.


     ADVISER'S BACKGROUND. Federated Research, a Delaware business trust, organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.


     Federated Research and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $76 billion invested across more than 338 funds under management and/or administration by its subsidiaries, as of December 31, 1996, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,500 financial institutions nationwide.


Both the Trust and the adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Trust and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Trust's shareholders and must place the interests of shareholders ahead of the employees' own interests. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Trust; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Trustees, and could result in severe penalties.


DISTRIBUTION OF SHARES

Federated Securities Corp. is the principal distributor for shares of the Trust. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.


SHAREHOLDER SERVICES. The Trust has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Trust may make payments up to .25% of the average daily net asset value of its shares, computed at an annual rate, to obtain certain personal services for shareholders and to maintain shareholder accounts. From time to time and for such periods as deemed appropriate, the amount stated above may be reduced voluntarily.


Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Trust and Federated Shareholder Services.


SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS. In addition to payments made pursuant to the Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Trust. Such assistance will be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Trust's investment adviser or its affiliates.



ADMINISTRATION OF THE TRUST



ADMINISTRATIVE SERVICES. Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Trust at an annual rate which relates to the average aggregate daily net assets of all funds advised by affiliates of Federated Investors specified below:

                           AVERAGE AGGREGATE
 MAXIMUM FEE                DAILY NET ASSETS
-------------     ------------------------------------
    .15%               on the first $250 million
    .125%               on the next $250 million
    .10%                on the next $250 million
    .075%         on assets in excess of $750 million




The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.



NET ASSET VALUE
--------------------------------------------------------------------------------

The Trust attempts to stabilize the net asset value of its shares at $1.00 by valuing the portfolio securities using the amortized cost method. The net asset value per share is determined by subtracting total liabilities from total assets and dividing the remainder by the number of shares outstanding. The Trust cannot guarantee that its net asset value will always remain at $1.00 per share.

The net asset value is determined at 12:00 noon, 1:00 p.m. (Eastern time), and as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------


Shares are sold at their net asset value, without a sales charge, next determined after an order is received, on days on which the New York Stock Exchange is open for business. Shares may be purchased either by wire or by check. The Trust reserves the right to reject any purchase request.


To make a purchase, open an account by calling Federated Securities Corp. Information needed to establish the account will be taken by telephone. The minimum initial investment is $25,000. However, an account may be opened with a smaller amount as long as the minimum is reached within 90 days. Minimum investments will be calculated by combining all accounts maintained with the Trust. Financial institutions may impose different minimum investment requirements on their customers.


PURCHASING SHARES BY WIRE. Shares may be purchased by Federal Reserve wire by calling the Trust before 1:00 p.m. (Eastern time) to place an order. The order is considered received immediately. Payment by federal funds must be received before 3:00 p.m. (Eastern time) that day. Federal funds should be wired as follows: Federated Shareholder Services Company, c/o State Street Bank and Trust Company, Boston, MA; Attention: EDGEWIRE; For Credit to: Trust for Government Cash Reserves; Fund Number (this number can be found on the account statement or by contacting the Trust); Group Number or Order Number; Nominee or Institution Name; and ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.



PURCHASING SHARES BY CHECK. Shares may be purchased by sending a check to Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. The check should be made payable to: Trust for Government Cash Reserves. Orders by mail are considered received when payment by check is converted into federal funds (normally the business day after the check is received), and shares begin earning dividends the next day.

AUTOMATIC INVESTMENTS. Investors may establish accounts with their financial institutions to have cash accumulations automatically invested in the Trust. The investments may be made on predetermined dates or when the investor's account reaches a certain level. Participating financial institutions are responsible for prompt transmission of orders relating to the program, and they may charge for their services. Investors should read this prospectus along with the financial institution's agreement or literature describing these services and fees.


SUBACCOUNTING SERVICES. Financial institutions are encouraged to open single master accounts. A subaccounting system is available through the transfer agent to minimize internal recordkeeping requirements. The transfer agent charges a fee based on the level of subaccounting services rendered. Financial institutions may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services provided which may be related to the ownership of Trust shares. This prospectus should, therefore, be read together with any agreement between the customer and the financial institution with regard to the services provided, the fees charged for those services, and any restrictions and limitations imposed.


HOW TO REDEEM SHARES
--------------------------------------------------------------------------------


Shares are redeemed at their net asset value next determined after Federated Shareholder Services Company receives the redemption request. Redemptions will be made on days on which the Trust computes its net asset value. Redemption requests must be received in proper form and can be made as described below.



REDEEMING SHARES BY TELEPHONE. Redemptions in any amount may be made by calling the Trust provided the Trust has a properly completed authorization form. These forms can be obtained from Federated Securities Corp. Proceeds from redemption requests received before 12:00 noon (Eastern time) will be wired the same day to the shareholder's account at a domestic commercial bank which is a member of the Federal Reserve System, but will not include that day's dividend. Proceeds from redemption requests received after that time include that day's dividend but will be wired the following business day. Proceeds from redemption requests on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement.


Telephone instructions may be recorded and if reasonable procedures are not followed by the Trust, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If this occurs, "Redeeming Shares By Mail" should be considered. If at any time the Trust shall determine it necessary to terminate or modify the telephone redemption privilege, shareholders would be promptly notified.


REDEEMING SHARES BY MAIL. Shares may be redeemed in any amount by mailing a written request to: Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.


The written request should state: the Trust name; the account name as registered with the Trust; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Trust or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Trust does not accept signatures guaranteed by a notary public.

ACCOUNT AND SHARE INFORMATION
--------------------------------------------------------------------------------

DIVIDENDS. Dividends are declared daily and paid monthly. Dividends are automatically reinvested on payment dates in additional shares of the Trust unless cash payments are requested by writing to the Trust. Shares purchased by wire before 3:00 p.m. (Eastern time) begin earning dividends that day. Shares purchased by check begin earning dividends the day after the check is converted into federal funds.

CAPITAL GAINS. The Trust does not expect to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends. The Trust will distribute in cash or additional shares any realized net long-term capital gains at least once every 12 months.


CERTIFICATES AND CONFIRMATIONS. As transfer agent for the Trust, Federated Shareholder Services Company maintains a share account for each shareholder. Share certificates are not issued unless requested by contacting the Trust or Federated Shareholder Services Company in writing. Monthly confirmations are sent to report all transactions as well as dividends paid during the month.


ACCOUNTS WITH LOW BALANCES. Due to the high cost of maintaining accounts with low balances, the Trust may redeem shares in any account, except accounts maintained by retirement plans, and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $25,000 due to shareholder redemptions. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.


VOTING RIGHTS. Each share of the Trust owned by a shareholder gives that shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. The Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's operation and for election of Trustees under certain circumstances.


Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of the Trust.
As of January 2, 1997, Saxon & Co., PNC Bank, Philadelphia, Pennsylvania owned 44.87% of the voting securities of the Trust, and, therefore, may, for certain purposes, be deemed to control the Trust and be able to affect the outcome of certain matters presented for a vote of shareholders.



TAX INFORMATION
--------------------------------------------------------------------------------

FEDERAL INCOME TAX

The Trust will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions received. This applies whether dividends and distributions are received in cash or as additional shares.

STATE AND LOCAL TAXES


In the opinion of Houston, Donnelly & Meck, counsel to the Trust, Trust shares may be subject to personal property taxes imposed by counties, municipalities, and school districts in Pennsylvania to the extent that the portfolio securities in the Trust would be subject to such taxes if owned directly by residents of those jurisdictions.


The Trust will limit its investments to those which, if owned directly, pay interest exempt from state personal income tax. However, under the laws of some states, the net investment income distributed by the Trust may be taxable to shareholders. Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------


From time to time, the Trust advertises its yield, effective yield and total return.


Yield represents the annualized rate of income earned on an investment over a seven-day period. It is the annualized dividends earned during the period on an investment shown as a percentage of the investment. The effective yield is calculated similarly to the yield, but when annualized, the income earned by an investment is assumed to be reinvested daily. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Total return represents the change, over a specified period of time, in the value of an investment in the Trust after reinvesting all income distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

From time to time, advertisements for the Trust may refer to ratings, rankings, and other information in certain financial publications and/or compare the Trust's performance to certain indices.


TRUST FOR GOVERNMENT CASH RESERVES

PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1996
--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                                                 VALUE
-----------        ----------------------------------------------------------------   ------------
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS--98.8%
-----------------------------------------------------------------------------------
$52,000,000    (a) Federal Farm Credit Bank Discount Notes, 5.29%-5.37%,
                   12/12/1996-5/20/1997                                               $ 51,679,077
                   ----------------------------------------------------------------
 10,000,000    (b) Federal Farm Credit Bank Floating Rate Note, 5.41%, 12/3/1996         9,995,467
                   ----------------------------------------------------------------
  8,000,000        Federal Farm Credit Bank Notes, 5.40%-5.60%, 12/2/1996-6/3/1997       7,997,856
                   ----------------------------------------------------------------
288,570,000    (a) Federal Home Loan Bank System Discount Notes, 5.29%-5.73%,
                   12/2/1996-5/12/1997                                                 287,237,402
                   ----------------------------------------------------------------
 22,000,000    (b) Federal Home Loan Bank System Floating Rate Notes, 5.195%-5.31%,
               (c) 12/4/1996-12/23/1996                                                 21,985,259
                   ----------------------------------------------------------------
  2,300,000        Federal Home Loan Bank System Note, 5.71%, 11/18/1997                 2,299,307
                   ----------------------------------------------------------------
 67,000,000    (a) Student Loan Marketing Association Discount Notes, 5.31%-5.44%,
                   12/2/1996-12/31/1996                                                 66,841,348
                   ----------------------------------------------------------------
 90,190,000    (b) Student Loan Marketing Association Floating Rate Notes,
                   5.33%-5.585%, 12/3/1996                                              90,166,769
                   ----------------------------------------------------------------
 54,100,000        Student Loan Marketing Association Master Notes, 5.21%,
                   10/7/1997                                                            54,100,000
                   ----------------------------------------------------------------   ------------
                   TOTAL SHORT-TERM U.S. GOVERNMENT OBLIGATIONS                        592,302,485
                   ----------------------------------------------------------------   ------------
U.S. TREASURY OBLIGATIONS--9.8%
-----------------------------------------------------------------------------------
  2,000,000    (a) United States Treasury Bill, 5.67%, 8/21/1997                         1,921,684
                   ----------------------------------------------------------------
 56,500,000        United States Treasury Notes, 5.625%-8.50%, 11/30/1996-9/30/1997     56,633,704
                   ----------------------------------------------------------------   ------------
                   TOTAL U.S. TREASURY OBLIGATIONS                                      58,555,388
                   ----------------------------------------------------------------   ------------
                   TOTAL INVESTMENTS (AT AMORTIZED COST)(D)                           $650,857,873
                   ----------------------------------------------------------------   ------------


(a) The issue shows the rate of discount at time of purchase.

(b) Denotes variable rate securities which show current rate and next demand date.

(c) A portion of this holding represents a delayed delivery security.

(d) Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets
      ($599,550,210) at November 30, 1996.

(See Notes which are an integral part of the Financial Statements)


TRUST FOR GOVERNMENT CASH RESERVES
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1996
--------------------------------------------------------------------------------

ASSETS:
--------------------------------------------------------------------------------
Total investments in securities, at amortized cost and value                        $650,857,873
--------------------------------------------------------------------------------
Cash                                                                                   1,044,291
--------------------------------------------------------------------------------
Income receivable                                                                      2,369,009
--------------------------------------------------------------------------------    ------------
     Total assets                                                                    654,271,173
--------------------------------------------------------------------------------
LIABILITIES:
--------------------------------------------------------------------------------
Payable for investments purchased                                    $52,288,059
------------------------------------------------------------------
Payable for shares redeemed                                              176,327
------------------------------------------------------------------
Income distribution payable                                            2,165,832
------------------------------------------------------------------
Accrued expenses                                                          90,745
------------------------------------------------------------------   -----------
     Total liabilities                                                                54,720,963
--------------------------------------------------------------------------------    ------------
Net Assets for 599,550,210 shares outstanding                                       $599,550,210
--------------------------------------------------------------------------------    ------------
NET ASSET VALUE, Offering Price and Redemption Proceeds Per Share:
$599,550,210 / 599,550,210 shares outstanding                                              $1.00
--------------------------------------------------------------------------------    ------------


(See Notes which are an integral part of the Financial Statements)


TRUST FOR GOVERNMENT CASH RESERVES
STATEMENT OF OPERATIONS
YEAR ENDED NOVEMBER 30, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
-----------------------------------------------------------------------------------
Interest                                                                               $33,129,837
-----------------------------------------------------------------------------------
EXPENSES:
-----------------------------------------------------------------------------------
Investment advisory fee                                                 $ 2,436,831
--------------------------------------------------------------------
Administrative personnel and services fee                                   460,540
--------------------------------------------------------------------
Custodian fees                                                              101,466
--------------------------------------------------------------------
Transfer and dividend disbursing agent fees and expenses                     32,116
--------------------------------------------------------------------
Directors'/Trustees' fees                                                    22,269
--------------------------------------------------------------------
Auditing fees                                                                14,000
--------------------------------------------------------------------
Legal fees                                                                    4,911
--------------------------------------------------------------------
Portfolio accounting fees                                                   115,633
--------------------------------------------------------------------
Shareholder services fee                                                  1,523,019
--------------------------------------------------------------------
Share registration costs                                                     17,459
--------------------------------------------------------------------
Printing and postage                                                          6,760
--------------------------------------------------------------------
Insurance premiums                                                            6,864
--------------------------------------------------------------------
Taxes                                                                         1,538
--------------------------------------------------------------------
Miscellaneous                                                                15,390
--------------------------------------------------------------------    -----------
     Total expenses                                                       4,758,796
--------------------------------------------------------------------
Waivers--
--------------------------------------------------------------------
  Waiver of investment advisory fee                      $  (748,431)
------------------------------------------------------
  Waiver of shareholder services fee                      (1,218,415)
------------------------------------------------------   -----------
     Total waivers                                                       (1,966,846)
--------------------------------------------------------------------    -----------
     Net expenses                                                                        2,791,950
-----------------------------------------------------------------------------------    -----------
          Net investment income                                                        $30,337,887
-----------------------------------------------------------------------------------    -----------



(See Notes which are an integral part of the Financial Statements)


TRUST FOR GOVERNMENT CASH RESERVES
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                    YEAR ENDED NOVEMBER 30,
                                                               ----------------------------------
                                                                    1996               1995
                                                               ---------------    ---------------
INCREASE (DECREASE) IN NET ASSETS:
------------------------------------------------------------
OPERATIONS--
------------------------------------------------------------
Net investment income                                          $    30,337,887    $    49,975,604
------------------------------------------------------------   ---------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS--
------------------------------------------------------------
Distributions from net investment income                           (30,337,887)       (49,975,604)
------------------------------------------------------------   ---------------    ---------------
SHARE TRANSACTIONS--
------------------------------------------------------------
Proceeds from sale of shares                                     2,047,837,147      2,760,213,745
------------------------------------------------------------
Net asset value of shares issued to shareholders in
payment of distributions declared                                    1,970,553          4,605,650
------------------------------------------------------------
Cost of shares redeemed                                         (2,189,810,436)    (3,003,957,785)
------------------------------------------------------------   ---------------    ---------------
     Change in net assets resulting from share transactions       (140,002,736)      (239,138,390)
------------------------------------------------------------   ---------------    ---------------
          Change in net assets                                    (140,002,736)      (239,138,390)
------------------------------------------------------------
NET ASSETS:
------------------------------------------------------------
Beginning of period                                                739,552,946        978,691,336
------------------------------------------------------------   ---------------    ---------------
End of period                                                  $   599,550,210    $   739,552,946
------------------------------------------------------------   ---------------    ---------------



(See Notes which are an integral part of the Financial Statements)


TRUST FOR GOVERNMENT CASH RESERVES

NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1996
--------------------------------------------------------------------------------

(1) ORGANIZATION


Trust for Government Cash Reserves (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The investment objective of the Trust is high current income consistent with stability of principal and liquidity.


(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

     INVESTMENT VALUATIONS--The Trust's use of the amortized cost method to value its portfolio securities is in accordance with Rule 2a-7 under the Act.

     INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

     FEDERAL TAXES--It is the Trust's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

     WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Trust may engage in when-issued or delayed delivery transactions. The Trust records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

     USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

     OTHER--Investment transactions are accounted for on the trade date.

(3) SHARES OF BENEFICIAL INTEREST


The Declaration of the Trust permits the Board of Trustees (the "Trustees") to issue an unlimited number of full and fractional shares of beneficial interest (without par value). At November 30, 1996, capital paid-in aggregated $599,550,210.

TRUST FOR GOVERNMENT CASH RESERVES
--------------------------------------------------------------------------------

Transactions in shares were as follows:

                                                                    YEAR ENDED NOVEMBER 30,
                                                               ---------------------------------
                                                                    1996               1995
------------------------------------------------------------   --------------     --------------
Shares sold                                                     2,047,837,147      2,760,213,745
------------------------------------------------------------
Shares issued to shareholders in payment
of distributions declared                                           1,970,553          4,605,650
------------------------------------------------------------
Shares redeemed                                                (2,189,810,436)    (3,003,957,785)
------------------------------------------------------------   --------------     --------------
  Net change resulting from share transactions                   (140,002,736)      (239,138,390)
------------------------------------------------------------   --------------     --------------


(4) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE--Federated Research, the Trust's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.40% of the Trust's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE--Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Trust with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.


SHAREHOLDER SERVICES FEE--Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Trust will pay FSS up to 0.25% of average daily net assets of the Trust for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.


TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES--FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Trust. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders. PORTFOLIO ACCOUNTING FEES--FServ maintains the Trust's accounting records for which it receives a fee. The fee is based on the level of the Trust's average daily net assets for the period, plus out-of-pocket expenses.


GENERAL--Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.


REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of

TRUST FOR GOVERNMENT CASH RESERVES:


We have audited the accompanying statement of assets and liabilities of Trust for Government Cash Reserves (a Massachusetts business trust), including the schedule of portfolio investments, as of November 30, 1996, and the related statement of operations for the year then ended and changes in net assets, for each of the two years in the period then ended and the financial highlights (see page 2 of the prospectus) for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of November 30, 1996, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Trust for Government Cash Reserves, as of November 30, 1996, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.


                                                             ARTHUR ANDERSEN LLP

Pittsburgh, Pennsylvania
December 26, 1996


ADDRESSES
--------------------------------------------------------------------------------

Trust for Government Cash Reserves
                                                             Federated Investors Tower
                                                             Pittsburgh, Pennsylvania 15222-3779
------------------------------------------------------------------------------------------------

Distributor
                Federated Securities Corp.                   Federated Investors Tower
                                                             Pittsburgh, Pennsylvania 15222-3779
------------------------------------------------------------------------------------------------

Investment Adviser
                Federated Research                           Federated Investors Tower
                                                             Pittsburgh, Pennsylvania 15222-3779
------------------------------------------------------------------------------------------------

Custodian
                State Street Bank & Trust Company            P.O. Box 8600
                                                             Boston, Massachusetts 02266-8600
------------------------------------------------------------------------------------------------

Transfer Agent and Dividend Disbursing Agent
                Federated Shareholders Services Company      P.O. Box 8600
                                                             Boston, Massachusetts 02266-8600
------------------------------------------------------------------------------------------------

Independent Public Accountants
                Arthur Andersen LLP                          2100 One PPG Place
                                                             Pittsburgh, Pennsylvania 15222
------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              TRUST FOR GOVERNMENT
                                              CASH RESERVES

                                              PROSPECTUS



                                              An Open-End,


                                              Management Investment Company



                                              Prospectus dated January 31, 1997


LOGO

       CUSIP 89833H108

       9022103A (1/97)
                     TRUST FOR GOVERNMENT CASH RESERVES


                     STATEMENT OF ADDITIONAL INFORMATION
   This Statement of Additional Information should be read with the prospectus of Trust for Government Cash Reserves (the ``Trust') dated January 31, 1997. This Statement is not a prospectus. You may request a copy of a prospectus or a paper copy of this Statement, if you have received it electronically, free of charge by calling 1-800-341-7400. FEDERATED INVESTORS TOWER
   PITTSBURGH, PA 15222-3779
                      Statement dated January 31, 1997

Federated Securities Corp. is the distributor of the Funds and is a subsidiary of Federated Investors.
Cusip 89833H108
9022103B (1/97)


INVESTMENT POLICIES                       1

 Acceptable Investments                   1
 When-Issued and Delayed Delivery
  Transactions                            1
INVESTMENT LIMITATIONS                    1

TRUST FOR GOVERNMENT CASH RESERVES MANAGEMENT
                                          3

 Share Ownership                          6
 Trustee Compensation                     7
 Trustee Liability                        7
INVESTMENT ADVISORY SERVICES              8

 Investment Adviser                       8
 Advisory Fees                            8
BROKERAGE TRANSACTIONS                    8

OTHER SERVICES                            8

 Trust Administration                     8
 Custodian and Portfolio Accountant       8
 Transfer Agent                           9
 Independent Public Accountants           9
DETERMINING NET ASSET VALUE               9

SHAREHOLDER SERVICES                      9

REDEMPTION IN KIND                        9

MASSACHUSETTS PARTNERSHIP LAW            10


THE TRUST'S TAX STATUS                   10

PERFORMANCE INFORMATION                  10

 Yield                                   10
 Effective Yield                         10
 Total Return                            10
 Performance Comparisons                 11
 Economic and Market Information         11
ABOUT FEDERATED INVESTORS                11


INVESTMENT POLICIES

Unless indicated otherwise, the policies described below may be changed by the Board of Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective. ACCEPTABLE INVESTMENTS
Some of the short-term U.S. government securities the Trust may purchase carry variable interest rates. These securities have a rate of interest subject to adjustment at least annually. This adjusted interest rate is ordinarily tied to some objective standard, such as the 91-day U.S. Treasury bill rate. Variable interest rates will reduce the changes in the market value of such securities from their original purchase prices. Accordingly, the potential for capital appreciation or capital depreciation should not be greater than that of fixed interest rate U.S. government securities having maturities equal to the interest rate adjustment dates of the variable rate U.S. government securities. The Trust may purchase variable rate U.S. government securities upon the determination by the Board of Trustees that the interest rate as adjusted will cause the instrument to have a current market value that approximates its par value on the adjustment date.
WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS
These transactions are made to secure what is considered to be an advantageous price or yield for the Trust. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Trust sufficient to make payment for the securities to be purchased are segregated on the Trust`s records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. The Trust does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.
INVESTMENT LIMITATIONS

SELLING SHORT AND BUYING ON MARGIN
The Trust will not sell any securities short or purchase any securities on margin but may obtain such short-term credits as are necessary for clearance of transactions.
ISSUING SENIOR SECURITIES AND BORROWING MONEY
The Trust will not issue senior securities except that the Trust may borrow money in amounts up to one-third of the value of its total assets, including the amounts borrowed.
The Trust will not borrow money except as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Trust to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Trust will not purchase any securities while borrowings in excess of 5% of the value of its total assets are outstanding.
PLEDGING ASSETS
The Trust will not mortgage, pledge, or hypothecate any assets except as necessary to secure permitted borrowings. In those cases, it may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 10% of the value of total assets at the time of the pledge. LENDING CASH OR SECURITIES
The Trust will not lend any of its assets, except that it may purchase or hold U.S. government securities, permitted by its investment objective, policies, and limitations.
The above limitations cannot be changed without shareholder approval. The following investment limitations, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.
INVESTING IN COMMODITIES
The Trust will not purchase or sell commodities, commodity contracts, or commodity futures contracts.

INVESTING IN REAL ESTATE
The Trust will not purchase or sell real estate.
UNDERWRITING
The Trust will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.
CONCENTRATION OF INVESTMENTS
The Trust will not invest 25% or more of the value of its total assets in any one industry. However, the Trust may invest 25% or more of the value of its total assets in cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies, or instrumentalities and repurchase agreements collateralized by such U.S. government securities. The U.S. government is not considered to be an industry.
DIVERSIFICATION OF INVESTMENTS
With respect to securities comprising 75% of the value of its total assets, the Trust will not purchase securities of any one issuer (other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of that issuer.
INVESTING IN ILLIQUID SECURITIES
The Trust will not invest more than 10% of the value of its net assets in illiquid securities, including certain restricted securities not determined to be liquid under criteria established by the Trustees.
INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES
The Trust will not purchase securities of other investment companies, except as part of a merger, consolidation, or other acquisition.
INVESTING FOR CONTROL
The Trust will not invest in securities of a company for the purpose of exercising control or management.
For purposes of the above limitations, the Trust considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be `cash items.'' Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.
The Trust did not borrow money or pledge securities in excess of 5% of the value of its net assets during the last fiscal year and has no present intent to do so during the coming fiscal year.
REGULATORY COMPLIANCE
The Trust may follow non-fundamental operational policies that are more restrictive than its fundamental investment limitations, as set forth in the prospectus and this Statement of Additional Information, in order to comply with applicable laws and regulations, including the provisions of and regulations under the Investment Company Act of 1940. In particular, the Trust will comply with the various requirements of Rule 2a-7, which regulates money market mutual funds. The Trust will determine the effective maturity of its investments according to Rule 2a-7. The Trust may change these operational policies to reflect changes in the laws and regulations without the approval of its shareholders.



TRUST FOR GOVERNMENT CASH RESERVES MANAGEMENT

Officers and Trustees are listed with their addresses, birthdates, present positions with Trust For Government Cash Reserves, and principal occupations.


John F. Donahue@*
Federated Investors Tower
Pittsburgh, PA
Birthdate:  July 28, 1924
Chairman and Trustee
Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Trustee of the Funds.


Thomas G. Bigley
28th Floor, One Oxford Centre


Pittsburgh, PA
Birthdate:  February 3, 1934
Trustee
Chairman of the Board, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Trustee, University of Pittsburgh; Director or Trustee of the Funds.


John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL
Birthdate:  June 23, 1937
Trustee
President, Investment Properties Corporation; Senior Vice-President, John
R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly, President, Naples Property Management, Inc. and Northgate Village Development Corporation; Director or Trustee of the Funds.


William J. Copeland
One PNC Plaza - 23rd Floor
Pittsburgh, PA
Birthdate:  July 4, 1918
Trustee


Director and Member of the Executive Committee, Michael Baker, Inc.; formerly, Vice Chairman and Director, PNC Bank, N.A., and PNC Bank Corp.; Director, Ryan Homes, Inc.; Director or Trustee of the Funds.


James E. Dowd
571 Hayward Mill Road
Concord, MA
Birthdate:  May 18, 1922
Trustee
Attorney-at-law; Director, The Emerging Germany Fund, Inc.; Director or Trustee of the Funds.


Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA
Birthdate:  October 11, 1932
Trustee
Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center - Downtown; Member, Board of Directors, University of Pittsburgh Medical Center; formerly, Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; Director or Trustee of the Funds.


Edward L. Flaherty, Jr.@
Miller, Ament, Henny & Kochuba
205 Ross Street


Pittsburgh, PA
Birthdate:  June 18, 1924
Trustee
Attorney of Counsel, Miller, Ament, Henny & Kochuba; Director, Eat'N Park Restaurants, Inc.; formerly, Counsel, Horizon Financial, F.A., Western Region; Director or Trustee of the Funds.


Glen R. Johnson*
Federated Investors Tower
Pittsburgh, PA
Birthdate:  May 2, 1929
President and Trustee
Trustee, Federated Investors; President and/or Trustee of some of the Funds; staff member, Federated Securities Corp.


Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL
Birthdate:  March 16, 1942
Trustee
Consultant; Former State Representative, Commonwealth of Massachusetts; formerly, President, State Street Bank and Trust Company and State Street Boston Corporation; Director or Trustee of the Funds.


Gregor F. Meyer
Miller, Ament, Henny & Kochuba


205 Ross Street
Pittsburgh, PA
Birthdate:  October 6, 1926
Trustee
Attorney, Member of Miller, Ament, Henny & Kochuba; Chairman, Meritcare, Inc.; Director, Eat'N Park Restaurants, Inc.; Director or Trustee of the Funds.


John E. Murray, Jr., J.D., S.J.D.
President, Duquesne University
Pittsburgh, PA
Birthdate:  December 20, 1932
Trustee
President, Law Professor, Duquesne University; Consulting Partner, Mollica, Murray and Hogue; Director or Trustee of the Funds.


Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA
Birthdate:  September 14, 1925
Trustee
Professor, International Politics; Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., National Defense University, U.S. Space Foundation and Czech Management Center; President Emeritus, University of Pittsburgh; Founding Chairman, National Advisory Council for Environmental Policy and


Technology, Federal Emergency Management Advisory Board and Czech
Management Center; Director or Trustee of the Funds.


Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA
Birthdate:  June 21, 1935
Trustee
Public relations/Marketing/Conference Planning, Manchester Craftsmen's Guild; Restaurant Consultant, Frick Art & History Center; Conference Coordinator, University of Pittsburgh Art History Department; Director or Trustee of the Funds.


J. Christopher Donahue
Federated Investors Tower
Pittsburgh, PA
Birthdate:  April 11, 1949
Executive Vice President
President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company, and Federated Shareholder Services; Director, Federated Services Company; President or Executive Vice President of the Funds; Director or Trustee of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Company.


Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA
Birthdate:  October 22, 1930
Executive Vice President
Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company; Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds.


John W. McGonigle
Federated Investors Tower
Pittsburgh, PA
Birthdate:  October 26, 1938
Executive Vice President , Secretary and Treasurer
Executive Vice President, Secretary, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.; Executive Vice President and Secretary of the Funds; Treasurer of some of the Funds.


Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA
Birthdate:  May 17, 1923
Vice President
Executive Vice President and Trustee, Federated Investors; Chairman and Director, Federated Securities Corp.; President or Vice President of some of the Funds; Director or Trustee of some of the Funds.


     *This Trustee is deemed to be an ``interested person'' as defined in the Investment Company Act of 1940.
     @Member of the Executive Committee. The Executive Committee of the
      Board of Trustees handles the responsibilities of the Board between meetings of the Board.
As referred to in the list of Trustees and Officers, `Funds'' includes the following investment companies:
111 Corcoran Funds; Arrow Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc. ; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated


Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities
Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; Peachtree Funds; RIMCO Monument Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Starburst Funds; The Starburst Funds II; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; and World Investment Series, Inc.
SHARE OWNERSHIP
Officers and Trustees as a group own less than 1% of the Trust`s outstanding shares.
As of January 2, 1997, the following shareholders of record owned 5% or more of the outstanding shares of the Trust: NMF & Co, Nutter McClennen & Fish, Boston, Massachusetts, owned approximately 56,423,238 shares (5.30%), and Saxon & Co., PNC Bank, Philadelphia, Pennsylvania, owned approximately 477,538,369 shares (44.87%).



TRUSTEE COMPENSATION


                      AGGREGATE
NAME ,                COMPENSATION
POSITION WITH         FROM              TOTAL COMPENSATION PAID
TRUST                 TRUST*            FROM FUND COMPLEX +


John F. Donahue       $0                $0 for the Trust and
Chairman and Trustee                    56 other investment companies in
the Fund Complex

Glen R. Johnson       $0                $0 for the Trust and
President and Trustee                   8 other investment companies in the
Fund Complex

Thomas G. Bigley++    $1,726.83         $108,725 for the Trust and
Trustee                                 56 other investment companies in
the Fund Complex

John T. Conroy, Jr.   $1,899.79         $119,615 for the Trust and
Trustee                                 56 other investment companies in
the Fund Complex

William J. Copeland   $1,899.79         $119,615 for the Trust and
Trustee                                 56 other investment companies in
the Fund Complex



James E. Dowd         $1,899.79         $119,615 for the Trust and
Trustee                                 56 other investment companies in
the Fund Complex

Lawrence D. Ellis, M.D.                 $1,726.83 $108,725 for the Trust
and
Trustee                                 56 other investment companies in
the Fund Complex

Edward L. Flaherty, Jr.                 $1,899.79 $119,615 for the Trust
and
Trustee                                 56 other investment companies in
the Fund Complex

Peter E. Madden       $1,726.83         $108,725 for the Trust and
Trustee                                 56 other investment companies in
the Fund Complex

Gregor F. Meyer       $1,726.83         $108,725 for the Trust and
Trustee                                 56 other investment companies in
the Fund Complex

John E. Murray, Jr.   $1,726.83         $108,725 for the Trust and
Trustee                                 56 other investment companies in
the Fund Complex

Wesley W. Posvar      $1,726.83         $108,725 for the Trust and


Trustee                                 56 other investment companies in
the Fund Complex

Marjorie P. Smuts     $1,726.83         $108,725 for the Trust and
Trustee                                 56 other investment companies in
the Fund Complex


*Information is furnished for the fiscal year ended November 30, 1996.
+The information is provided for the last calendar year.
TRUSTEE LIABILITY
The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
INVESTMENT ADVISORY SERVICES

INVESTMENT ADVISER
The Trust's investment adviser is Federated Research. It is a subsidiary of Federated Investors. All the voting securities of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, his wife and his son, J. Christopher Donahue.
The adviser shall not be liable to the Trust or any shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.


ADVISORY FEES
For its advisory services, Federated Research receives an annual investment advisory fee as described in the prospectus. For the fiscal years ended November 30, 1996, 1995, and 1994, the adviser earned $2,436,831,
$3,665,238, and $3,977,036, respectively, of which $748,431, $1,038,981, and $949,081, respectively, were waived.
BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the adviser looks for prompt execution of the order at a favorable price. In working with dealers, the adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The adviser makes decisions on portfolio transactions and selects brokers and dealers subject to guidelines established by the Trustees. The adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Trust or to the adviser and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the adviser or its affiliates in advising the Trust and other accounts. To the extent that receipt of these services may supplant services for which the adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. During the last fiscal year ended November 1996, the Trust paid no brokerage commissions.
Although investment decisions for the Trust are made independently from those of the other accounts managed by the adviser, investments of the type the Trust may make may also be made by those other accounts. When the Trust and one or more other accounts managed by the adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Trust or the size of the position obtained or disposed of by the Trust. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Trust. OTHER SERVICES

TRUST ADMINISTRATION
Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services to the Trust for a fee as described in the prospectus. From March 1, 1994 to March 1, 1996, Federated Administrative Services served as the Trust's Administrator. Prior to March 1, 1994, Federated Administrative Services, Inc. served as the Trust's Administrator. Both former Administrators are subsidiaries of Federated Investors. For purposes of this Statement of Additional Information, Federated Services Company, Federated Administrative Services and Federated Administrative Services, Inc. may hereinafter collectively be referred to as the `Administrators.'' For the fiscal years ended November 30, 1996, 1995, and 1994, the Administrators earned $460,540, $693,646, and $706,623, respectively.


CUSTODIAN AND PORTFOLIO ACCOUNTANT
State Street Bank and Trust Company, Boston, MA, is custodian for the securities and cash of the Trust. Federated Services Company, Pittsburgh, PA, provides certain accounting and recordkeeping services with respect to the Trust's portfolio investments. The fee paid for this service is based upon the level of the Trust's average net assets for the period plus out-of-pocket expenses.
TRANSFER AGENT
Federated Services Company, through its registered transfer agent, Federated Shareholder Services Company, maintains all necessary shareholder records. For its services, the transfer agent receives a fee based on the number of shareholder accounts.
INDEPENDENT PUBLIC ACCOUNTANTS
The independent public accountants for the Trust are Arthur Andersen LLP, Pittsburgh, PA.
DETERMINING NET ASSET VALUE

The Trustees have decided that the best method for determining the value of portfolio instruments is amortized cost. Under this method, portfolio instruments are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value. Accordingly, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the portfolio. In periods of declining interest rates, the indicated daily yield on shares of the Trust computed by dividing the annualized daily income on the Trust's portfolio by the net asset value computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the opposite may be true.


The Trust's use of the amortized cost method of valuing portfolio instruments depends on its compliance with certain conditions in Rule 2a-7 (the `Rule'') promulgated by the Securities and Exchange Commission under the Investment Company Act of 1940. Under the Rule, the Trustees must establish procedures reasonably designed to stabilize the net asset value per share, as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and the Trust's investment objective. The procedures include monitoring the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will decide what, if any, steps should be taken if there is a difference of more than 0.5% between the two values. The Trustees will take any steps they consider appropriate (such as redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining net asset value.
SHAREHOLDER SERVICES

This arrangement permits the payment of fees to Federated Shareholder Services to cause services to be provided which are necessary for the maintenance of shareholder accounts and to encourage personal services to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities and services may include but are not limited to providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; and assisting clients in changing dividend options, account designations, and addresses.
 By adopting the Shareholder Services Agreement, the Trustees expect that
the fund will benefit by:   (1) providing personal services to
shareholders; (2) investing shareholder assets with a minimum of delay and administrative detail; (3) enhancing shareholder recordkeeping systems; and
(4) responding promptly to shareholders' requests and inquiries concerning their accounts.
For the fiscal year ended November 30, 1996, the Trust paid shareholder service fees in the amount of $1,523,019 of which $1,218,415 was voluntarily waived.
REDEMPTION IN KIND

The Trust is obligated to redeem shares solely in cash up to $250,000 or 1% of the Trust's net asset value, whichever is less, for any one shareholder within a 90-day period. Any redemption beyond this amount will also be in cash unless the Trustees determine that further payments should be in kind. In such cases, the Trust will pay all or a portion of the remainder of the redemption in portfolio instruments valued in the same way as the Trust determines net asset value. The portfolio instruments will be selected in a manner that the Trustees deem fair and equitable. Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders who sell these securities could receive less than the redemption value and could incur certain transaction costs.
MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or its Trustees enter into or sign.
In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.
THE TRUST'S TAX STATUS

To qualify for the special tax treatment afforded to regulated investment companies, the Trust must, among other requirements: derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities; derive less than 30% of its gross income from the sale of securities held less than three months; invest in securities within certain statutory limits; and distribute to its shareholders at least 90% of its net income earned during the year.
PERFORMANCE INFORMATION

Performance depends upon such variables as: portfolio quality; average portfolio maturity; type of instruments in which the portfolio is invested; changes in interest rates; changes in expenses; and the relative amount of cash flow. To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in shares of the Trust, the performance will be reduced for those shareholders paying those fees.
YIELD
The yield is calculated based upon the seven days ending on the day of the calculation, called the `base period.'' This yield is computed by: determining the net change in the value of a hypothetical account with a balance of one share at the beginning of the base period, with the net change excluding capital changes but including the value of any additional shares purchased with dividends earned from the original one share and all dividends declared on the original and any purchased shares; dividing the net change in the account's value by the value of the account at the beginning of the base period to determine the base period return; and multiplying the base period return by 365/7.
The Trust's yield for the seven-day period ended November 30, 1996, was
4.92%
EFFECTIVE YIELD
The effective yield is calculated by compounding the unannualized base period return by: adding 1 to the base period return; raising the sum to the 365/7th power; and subtracting 1 from the result. The Trust's effective yield for the seven-day period ended November 30, 1996, was 5.04%.
TOTAL RETURN
Average annual total return is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the net asset value per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, adjusted over the period by any additional shares, assuming the monthly reinvestment of all dividends and distributions.
The Trust's average annual total returns for the one-year and five-year periods ended November 30, 1996, and for the period from March 30, 1989 (date of initial public investment) through November 30, 1996 were 5.08%, 4.17% and 5.30%, respectively.
PERFORMANCE COMPARISONS
Investors may use financial publications and/or indices to obtain a more complete view of the Trust's performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Trust uses in advertising may include:
     OLIPPER ANALYTICAL SERVICES, INC., ranks funds in various fund categories based on total return, which assumes the reinvestment of all income dividends and capital gains distributions, if any.
     oIBC/DONOGHUE'S MONEY FUND REPORT publishes annualized yields of money market funds weekly. Donoghue's Money Market Insight publication reports monthly and 12-month-to-date investment results for the same money funds.
     oMONEY, a monthly magazine, regularly ranks money market funds in various categories based on the latest available seven-day effective yield.
     oSALOMON 30-DAY TREASURY BILL INDEX is a weekly quote of the most representative yields for selected securities, issued by the U.S. Treasury, maturing in 30 days.


     oDISCOUNT CORPORATION OF NEW YORK 30-DAY FEDERAL AGENCIES is a weekly quote of the average daily offering price for selected federal agency issues maturing in 30 days.
Advertising and other promotional literature may include charts, graphs and other illustrations using the Trust`s returns, or returns in general, that demonstrate basic investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment. In addition, the Trust can compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, such as bank savings accounts, certificates of deposit, and Treasury bills.
ECONOMIC AND MARKET INFORMATION
Advertising and sales literature for the Trust may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by the Trust portfolio managers and their views and analysis on how such developments could affect the Funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including growth of the industry, from sources such as the Investment Company Institute.
ABOUT FEDERATED INVESTORS

Federated Investors is dedicated to meeting investor needs which is reflected in its investment decision making-structured, straightforward, and consistent. This has resulted in a history of competitive performance with a range of competitive investment products that have gained the confidence of thousands of clients and their customers.
The company's disciplined security selection process is firmly rooted in sound methodologies backed by fundamental and technical research. Investment decisions are made and executed by teams of portfolio managers, analysts, and traders dedicated to specific market sectors. These traders handle trillions of dollars in annual trading volume.
In the money market sector, Federated Investors gained prominence in the mutual fund industry in 1974 with the creation of the first institutional money market fund. Simultaneously, the company pioneered the use of the amortized cost method of accounting for valuing shares of money market funds, a principal means used by money managers today to value money market fund shares. Other innovations include the first institutional tax-free money market fund. As of December 31, 1996, Federated Investors managed more than $50.3 billion in assets across 50 money market funds, including 18 government, 11 prime and 21 municipal with assets approximating $28.0 billion, $12.8 billion and $9.5 billion, respectively.
J. Thomas Madden, Executive Vice President, oversees Federated Investors' equity and high yield corporate bond management while William D. Dawson, Executive Vice President, oversees Federated Investors' domestic fixed income management. Henry A. Frantzen, Executive Vice President, oversees the management of Federated Investors' international portfolios.
MUTUAL FUND MARKET
Thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $3.5 trillion to the more than 6,000 funds available.*
Federated Investors, through its subsidiaries, distributes mutual funds for a variety of investment applications. Specific markets include:
INSTITUTIONAL CLIENTS
Federated Investors meets the needs of more than 4,000 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of applications, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax-exempt entities, foundations/endowments, insurance companies, and investment and financial advisors. The marketing effort to these institutional clients is headed by John B. Fisher, President, Institutional Sales Division.
BANK MARKETING
Other institutional clients include close relationships with more than 1,600 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated funds in their clients' portfolios. The marketing effort to trust clients is headed by Mark R. Gensheimer, Executive Vice President, Bank Marketing & Sales. BROKER/DEALERS AND BANK BROKER/DEALER SUBSIDIARIES
Federated funds are available to consumers through major brokerage firms nationwide -- we have over 2,200 broker/dealer and bank broker/dealer relationships across the country -- supported by more wholesalers than any other mutual fund distributor. Federated's service to financial professionals and institutions has earned it high ratings in several surveys performed by DALBAR, Inc. DALBAR is recognized as the industry benchmark for service quality measurement. The marketing effort to these firms is headed by James F. Getz, President, Federated Securities Corp.

* Source:  Investment Company Institue